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                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT is dated as of the 7th day of June, 2000 by and between Kana Communications, Inc., a Delaware corporation with its principal office at 740 Bay Road, Redwood City, California (the "COMPANY"), and the several purchasers named in the attached EXHIBIT A (individually, a "PURCHASER" and collectively, the "PURCHASERS").

     WHEREAS, the Company desires to issue and sell to the Purchasers an aggregate of up to 2,500,000 shares (the "SHARES") of the authorized but unissued shares of common stock, $.001 par value per share, of the Company (the "COMMON STOCK"); and

     WHEREAS, the Purchasers, severally, wish to purchase the Shares on the terms and subject to the conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         (a) "AFFILIATE" of a party means any corporation or other business entity controlled by, controlling or under common control with such party. For this purpose "CONTROL" shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.

         (b) "CLOSING DATE" means the date of the Closing.

         (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

         (d) "REGISTRATION RIGHTS AGREEMENT" shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company and the Purchasers.

         (e) "MAJORITY PURCHASERS" shall mean Purchasers which, at any given time, hold greater than fifty percent (50%) of the voting power of the outstanding Shares.

         (f) "SEC" shall mean the Securities and Exchange Commission.

         (g) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     2.  PURCHASE AND SALE OF SHARES.

         2.1 PURCHASE AND SALE. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each


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Purchaser, severally, hereby agrees to purchase from the Company, at the
Closing, the number of shares of Common Stock set forth opposite the name of such Purchaser under the heading "Number of Shares to be Purchased" on EXHIBIT A hereto, at a purchase price of $50.00 per share. The total purchase price payable by each Purchaser for the number of shares of Common Stock that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser under the heading "Purchase Price" on Exhibit A hereto. The aggregate purchase price payable by the Purchasers to the Company for all of the Shares shall be $125,000,000.

         2.2 CLOSING. The closing of the transactions contemplated under this Agreement (the "Closing") shall take place at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, CA 94303 on the second business day after the Company shall have given written notice to (the "Closing Notice") the Purchasers that all of the conditions precedent set forth in Section 5.1 have been satisfied in full or at such other location, date and time as may be agreed upon between the Purchasers and the Company. At the Closing, the Company shall deliver to each Purchaser a single stock certificate, registered in the name of such Purchaser, representing the number of shares of Common Stock purchased by such Purchaser, against payment of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

    3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each of the Purchasers as follows:

         3.1 INCORPORATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company. The Company has all requisite corporate power and authority to carry on its business as now conducted.

         3.2 CAPITALIZATION. The authorized capital stock of the Company consists of (i) One billion shares of Common Stock, of which 90,444,414 shares were outstanding as of June 5, 2000 and (ii) 5,000,000 shares of preferred stock, of which no shares are outstanding on the date hereof. Except for options for the purchase of Common Stock or the right to purchase Common Stock pursuant to the Company's Employee Stock Purchase Plan, or as set forth in the SEC Documents, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests except for the right to repurchase unvested Common Stock purchased by service providers.

         3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered

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by the Company, each of this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power to enter into this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement, and the Registration Rights Agreement.

         3.4 VALID ISSUANCE OF THE SHARES. The Shares being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof, and the Company's Amended and Restated Certificate of Incorporation, be duly authorized and validly issued, fully paid and nonassessable.

         3.5 FINANCIAL STATEMENTS. The Company has furnished to each Purchaser its audited Statements of Income, Stockholders' Equity and Cash Flows for the fiscal year ended December 31, 1999, its audited Balance Sheet as of December 31, 2000, its unaudited Statements of Income, Stockholders' Equity and Cash Flows for the period from March 31, 2000, and its unaudited Balance Sheet as of March 31, 2000. All such financial statements are hereinafter referred to collectively as the "FINANCIAL STATEMENTS". The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position of the Company and the results of its operations as of the date and for the periods indicated thereon, except that the unaudited financial statements may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which, individually, and in the aggregate, will not be material. Since May 12, 2000, to the Company's knowledge, there has been no material adverse change in the assets, liabilities (contingent or other), affairs, operations, or condition (financial or other) of the Company.

         3.6 SEC DOCUMENTS. The Company has furnished to each Purchaser, a true and complete copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1999, the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2000, and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing May 12, 2000 and ending on the date hereof. The Company will, promptly upon the filing thereof, also notify each Purchaser of all statements, reports (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Company with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to each Purchaser pursuant to this sentence or pursuant to the next preceding sentence of this
Section 3.6 being called, collectively, the "SEC DOCUMENTS"). As of their respective filing dates, the SEC Documents complied or will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document.

         3.7 CONSENTS. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement (the "Consents") and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Closing Date except if the failure to obtain such Consents would not have a Material Adverse Effect on the transactions contemplated hereby.

         3.8 NO CONFLICT. Neither the execution and delivery of this Agreement of the Registration Rights Agreement nor the consummation of any transaction herein or therein referred to or contemplated hereby or thereby nor the fulfillment of the terms hereof or thereof or of any agreement or instrument referred to in this Agreement or in the Registration Rights Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any material contract or agreement to which the Company or any of its subsidiaries is a party or by which it is bound or of the charter or by-laws of the Company, or the violation of any existing law, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its subsidiaries, or result in the creation under any agreement or instrument of any lien, security interest, encumbrance or other claim upon any of the assets of the Company or any of its subsidiaries, or create in any person or entity any right to terminate any agreements with the Company of any of its subsidiaries or otherwise exercise any rights against the Company or any of its subsidiaries, or cause any payment or performance obligation of the Company or any of its subsidiaries to be accelerated, or cause the acceleration of any outstanding rights to purchase or convert any instrument into capital stock of the Company. Except as contemplated by this Agreement the Registration Rights Agreement, no approval, authorization or other action of any court, governmental authority or agency or any securities exchange is required to be obtained by the Company in connection with the execution, delivery and performance of this Agreement or the Registration Rights Agreement. The Company is not in violation of any of the listing requirements of the Nasdaq National Market.

         3.9 BROKERS OR FINDERS. Except for Goldman Sachs & Co. and Pacific Growth Equities, Inc., the Company has not entered an agreement with any broker or finder in connection with the transactions contemplated by this Agreement, and, except for certain fees and expenses payable by the Company to Goldman Sachs & Co., Pacific Growth Equities, Inc. or as otherwise disclosed to Goldman Sachs & Co. and Pacific Growth Equities, Inc., the Company has not incurred, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.10 NASDAQ NATIONAL MARKET. The Common Stock is listed on the Nasdaq National Market System, and there are no proceedings to revoke or suspend such listing.

         3.11 ABSENCE OF LITIGATION. There is no action, suit or proceeding or, to the Company's knowledge, any investigation, pending, or to the Company's knowledge, threatened by or before any governmental body against the Company and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole,

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might have a material adverse effect on the Company. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the Registration Rights Agreement or the right of the Company to execute, deliver and perform under same.

     4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser severally for itself, and not jointly with the other Purchasers, represents and warrants to the Company as follows:

         4.1 AUTHORIZATION. All action on the part of such Purchaser and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite legal power to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

         4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. Such Purchaser is acquiring the Shares being purchased by it hereunder for investment, for its own account and not as nominee or agent, and not for resale or with a view to distribution thereof in violation of the Securities Act.

         4.3 PURCHASER STATUS; ETC. Such Purchaser certifies and represents to the Company that at the time such Purchaser acquires any of the Shares, such Purchaser will be an institutional investor that is an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Shares. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

         4.4 SHARES NOT REGISTERED.

             (a) Such Purchaser understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares must continue to be held by such Purchaser and not re-offered, resold, pledged or otherwise transferred unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and any such transfer is otherwise made in accordance with applicable securities laws of any state of the United States. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the

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provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. The Purchaser understands that neither the Company nor any of its agents makes any representation as to the availability of Rule 144 or any other exemption under the Securities Act for the re-offer, resale, pledge or transfer of the Shares.

             (b) Such Purchaser further represents that:

                 (i) no offering circular or prospectus will be provided to such Purchaser or prepared in connection with the offer and the sale of the Shares and that neither the Company or any of its agents has provided, and will not be providing, such Purchaser with any other material regarding the Shares or the Company prepared by the Company or any other person. Such Purchaser has not requested the Company or any of its agents to provide such Purchaser with any such information.

                 (ii) Neither the Company nor any of its agents makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to such Purchaser by the Company, and nothing contained in any documents provided to such Purchaser is, or shall be relied upon as, a promise or representation by the Company or any of its agents.

                 (iii) An investment in the Shares includes a high degree of risk. In making the decision to purchase the Shares, (a) such Purchaser has such business and financial experience as is required to give such Purchaser the capacity to protect its own interests in connection with the purchase of the Shares, (b) such Purchaser has not relied and will not rely on any investigation that any person acting on its behalf may have conducted with respect to the Shares or the Company and (c) such Purchaser will make its own investment decision regarding the Shares based on its own knowledge and investigation of the Company and the Shares.

         4.5 NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets.

         4.6 BROKERS. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

         4.7 CONSENTS. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance

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of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.

     5.  CONDITIONS PRECEDENT.

         5.1 CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CONSUMMATE THE CLOSING. The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

         (a) The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that, in the case of any representation and warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).

         (b) The Registration Rights Agreement shall have been executed and delivered by the Company.

         (c) The Company shall have performed all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

         (d) The Purchasers shall have received an opinion of Brobeck, Phleger & Harrison LLP, in form customary for the transaction contemplated hereby.

         (e) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

         (f) The purchase of and payment for the Shares by the Purchasers shall not be prohibited by any law or governmental order or regulation. All necessary Consents and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

         (g) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to such Purchaser, and such Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which such Purchaser may have reasonably requested in connection with such transactions.

         5.2 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CONSUMMATE THE CLOSING. The obligation of the Company to consummate the Closing and to issue and sell to each of the Purchasers the Shares to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

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         (a) The representations and warranties contained herein of such
Purchaser shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).

         (b) The Registration Rights Agreement shall have been executed and delivered by each Purchaser.

         (c) The Purchasers shall have performed all obligations and conditions herein required to be performed or observed by the Purchasers on or prior to the Closing Date.

         (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

         (e) The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation. All necessary Consents and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

         (f) Each of the Purchasers shall have executed and delivered to the Company a Purchaser's Questionnaire, in the form attached hereto as Exhibit B, pursuant to which each such Purchaser shall provide information necessary to confirm each such Purchaser's status as an "accredited investor" (as such term is defined in Rule 501 promulgated under the Securities Act)".

         (g) Each of the other Purchasers shall have purchased, in accordance with this Agreement, the number of shares of Common Stock set forth opposite its name under the heading "Number of Shares to be Purchased".

         (h) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

     6.  TRANSFER, LEGENDS.

         6.1 SECURITIES LAW TRANSFER RESTRICTIONS. No Purchaser shall sell, assign, pledge, transfer or otherwise dispose or encumber any of the Shares being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act or

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(ii) pursuant to an available exemption from registration under the Securities
Act and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares in violation of this Section 6.1 shall be voidable by the Company. The Company shall not register any transfer of the Shares in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.

         6.2 LEGENDS. Each certificate requesting any of the Shares shall be endorsed with the legends set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT."

     7. TERMINATION; LIABILITIES CONSEQUENT THEREON. This Agreement may be terminated and the transactions contemplated hereunder abandoned at any time prior to the Closing only as follows:

         (a) by the Purchasers, upon notice to the Company if the conditions set forth in Section 5.1 shall not have been satisfied on or prior to June 17, 2000; or

         (b) by the Company, upon notice to the Purchasers if the conditions set forth in Section 5.2 shall not have been satisfied on or prior to June 17, 2000; or

         (c) at any time by mutual agreement of the Company and the Purchasers;
or

         (d) by the Purchasers, if there has been any breach of any representation or warranty or any material breach of any covenant of the Company contained herein and the same has not been cured within 15 days after notice thereof, (it being understood and agreed by each Purchaser that, in the case of any representation or warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7.1(d) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by the Company); or

         (e) by the Company, if there has been any breach of any representation, warranty or any material breach of any covenant of any Purchaser contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by the Company that, in the case of any representation and warranty of the Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7.1(e) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by such Purchaser).

     Any termination pursuant to this Section 7 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement.

     8. INDEMNIFICATION. The Company will indemnify, defend, protect, and hold harmless each Purchaser and each other holder of the Shares and all of their respective stockholders, trustees, officers, directors, employees and direct or indirect investors and any of their respective agents, counsel or other representatives (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFICATION LIABILITIES"), which may be incurred by any Indemnitee or which may be asserted against any Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement by the Company. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

     9.  MISCELLANEOUS PROVISIONS.

         9.1 PUBLIC STATEMENTS OR RELEASES. None of the parties to this Agreement shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, provided, that nothing in this Section 9.1 shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

         9.2 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

         9.3 RIGHTS CUMULATIVE. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

         9.4 PRONOUNS. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

         9.5 NOTICES.

             (a) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

              (b) All correspondence to the Company shall be addressed as follows:

                           Kana Communications, Inc.
                           740 Bay Road
                           Redwood City, CA 94063
                           Attention: General Counsel
                           Telecopier: (650) 474-8507

 with a copy to:

                           Brobeck, Phleger & Harrison LLP
                           Two Embarcadero Place
                           2200 Geng Road
                           Palo Alto, CA 94303
                           Attention: David A. Makarechian, Esq.
                           Telecopier: (650) 496-2885

If to any Putnam Investor:

                           c/o Putnam Investment Management, Inc.
                           2 Liberty Square, 5th Floor
                           Boston, Massachusetts 02109

                           Attention: Law Department
                           Telecopier: (617) 292-1625

with a copy to:

                           Ropes & Gray
                           One International Place
                           Boston, Massachusetts 02110
                           Attention: Robert L. Nutt, Esq.
                           Telecopier: (617) 951-7050

If to any other Purchaser:

     To the address for such Purchaser set forth on Exhibit A hereto

         (c) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

         9.6 CAPTIONS. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

         9.7 SEVERABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

         9.8 GOVERNING LAW; INJUNCTIVE RELIEF.

             (a) This Agreement shall be governed by and construed in accordance with the internal and substantive laws of California and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

             (b) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an "Irreparable Breach"). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, in any state or federal court in the State of California, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; PROVIDED, HOWEVER, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party's reasonable costs, including attorney's fees, incurred in connection with defending such action. Such remedies shall not be the parties' exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

         9.9 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

         9.10 EXPENSES. Each party will bear its own costs and expenses in connection with this Agreement.

         9.11 ASSIGNMENT. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

         9.12 SURVIVAL. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period one year, without regard to any investigation made by any party.

         9.13 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Majority Purchasers.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement under seal as of the day and year first above written.

                           THE COMPANY:

                           KANA COMMUNICATIONS, INC.,

                           a Delaware corporation

                           By:  /s/ MICHAEL J. MCCLOSKEY
                              -------------------------------------------------
                              Name: Michael J. McCloskey
                              Title: Chief Executive Officer

                           PURCHASERS:

                           GALLEON TECHNOLOGY PARTNERS I, L.P.


                           By: /S/ THOMAS E. FERNANDEZ
                              -------------------------------------------------
                              Name: THOMAS E. FERNANDEZ
                              Title: CHIEF OPERATING OFFICER


                           GALLEON TECHNOLOGY PARTNERS II, L.P.


                           By: /S/ THOMAS E. FERNANDEZ
                              -------------------------------------------------
                              Name: THOMAS E. FERNANDEZ
                              Title: CHIEF OPERATING OFFICER


                           GALLEON TECHNOLOGY OFFSHORE, LTD.


                           By: /S/ THOMAS E. FERNANDEZ
                              -------------------------------------------------
                              Name: THOMAS E. FERNANDEZ
                              Title: CHIEF OPERATING OFFICER


                           GALLEON NEW MEDIA PARTNERS, L.P.


                           By: /S/ THOMAS E. FERNANDEZ
                              -------------------------------------------------
                              Name: THOMAS E. FERNANDEZ
                              Title: CHIEF OPERATING OFFICER


                           GALLEON NEW MEDIA OFFSHORE, LTD.


                           By: /S/ THOMAS E. FERNANDEZ
                              -------------------------------------------------
                              Name: THOMAS E. FERNANDEZ
                              Title: CHIEF OPERATING OFFICER

                           PUTNAM VOYAGER FUND II
                           PUTNAM FUNDS TRUST - PUTNAM NEW
                             CENTURY GROWTH FUND
                           PUTNAM INVESTMENT FUNDS - PUTNAM
                             WORLDWIDE EQUITY FUND
                           PUTNAM OTC AND EMERGING GROWTH FUND
                           PUTNAM VARIABLE TRUST - PUTNAM VT OTC
                             AND EMERGING GROWTH FUND
                           PUTNAM NEW OPPORTUNITIES FUND
                           PUTNAM VARIABLE TRUST - PUTNAM VT NEW
                             OPPORTUNITIES FUND

                           BY PUTNAM INVESTMENT MANAGEMENT, INC.


                           By: /S/ JOHN R. VERANI
                              -------------------------------------------------
                              Name: JOHN R. VERANI
                              Title: SENIOR VICE PRESIDENT


                           PUTNAM WORLD TRUST II-PUTNAM EMERGING
                             INFORMATION SCIENCES TRUST
                           CISALPINA/PUTNAM USA OPPORTUNITIES FUND
                           PUTNAM WORLD TRUST II-PUTNAM NEW OPPORTUNITIES
                             (U.S. AGGRESSIVE GROWTH EQUITY FUND)

                           BY THE PUTNAM ADVISORY COMPANY, INC.


                           By: /S/ JOHN R. VERANI
                              -------------------------------------------------
                              Name: JOHN R. VERANI
                              Title: SENIOR VICE PRESIDENT


                           DWS INVESTMENTS


                           By: /S/ ANDREAS KRAFT
                              -------------------------------------------------
                              Name: ANDREAS KRAFT
                              Title: SENIOR FUND MANAGER

                           METZLER INVESTMENTS


                           By: /S/ KLAUS HAGEDORN
                              -------------------------------------------------
                              Name: KLAUS HAGEDORN
                              Title: DIRECTOR